Exhibit 99.2

1Q 2013 Earnings Presentation May 3, 2013 Exhibit 99.2

Note to Investors Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on management’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K for the year ended December 31, 2012, and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. James Torgerson President and Chief Executive Officer Richard Nicholas Executive Vice President and Chief Financial Officer

1Q ‘13 Earnings Summary 1Q ‘13 consolidated net income of $51.8M, or $1.01 per diluted share, an increase of $4.7M, or $0.09 per diluted share, compared to 1Q ’12 Earnings from all operating companies were higher than the same period last year Gas companies were not as negatively impacted by weather in 1Q ’13; weighted average heating degree days were 2.2% below normal Positive impact on earnings from gas customer conversions in 2012 Continued progress on gas conversion growth strategy Converted 4,787 customers in 1Q ’13, compared to 2,115 in 1Q ‘12 Proposals in the Comprehensive Energy Strategy (CES) should provide tools to enhance growth strategy *

Gas Conversions As of the end of 1Q ‘13, converted 4,787 households and businesses ‘13 target, 12,200 conversions 2011-2013 target is to convert 30,000-35,000 households and businesses to gas heating Converted 8,300 & 11,180 in ‘11 & ‘12 , respectively 2014-2016 target is to convert 55,000* households and businesses ‘14 target is 15,315 conversions * * Current target dependent on CES providing tools necessary to enhance gas growth strategy

Gas Sales Sales volume has declined due to lower normalized usage per customer (NUPC) From ’09, when the rate structure was established to 12/31/12, the average NUPC has declined by approximately 5.7% Gross margin decline over that period decreased earnings by approximately $0.09 per diluted share 1Q ‘13 showed slight increase in NUPC, adding $1.0M to gross margin or approximately $0.01 per diluted share *

trategic Considerations - Gas Operations Need to address the declining normalized usage per customer at the Connecticut gas companies Considerations for regulatory actions Request regulatory approval to combine Connecticut gas companies (CNG and SCG) and for approval of a decoupling mechanism as proposed by CT’s CES Request regulatory rate relief at each gas company to establish rates that reflect decline in normalized usage per customer and request decoupling mechanism Continue strategic growth initiative of converting households and businesses to gas heating *

Electric Distribution Rate Case UI filed with PURA on 2/15/13 (details located in appendix) PURA Time Schedule* Information relating to the rate case can be found on the Regulatory page of the UIL website * as of 4/29/13 *

T Regulatory and Legislative Update Other CT Regulatory Dockets DN 12-11-07 Superstorm Sandy DN 12-01-05RE01 Renewable Connections Program - Reconsideration CT Legislative – 2013 General Session ends June 5th HB 6360 – Implementation of CT’s CES Encourages expansion of natural gas and energy efficiency programs Increases hurdle rate to 25 years SB 843 – Revenue Items to Implement the Governor’s Budget SB 1138 – CT’s Clean Energy Goals HB 6471 – Tree Trimming by Utilities *

FERC ROE Complaint * Challenge to Regional Transmission Base ROE: “206” complaint filed at FERC claiming that current approved base ROE on transmission investment of 11.14% is not just and reasonable ROE methodology updates were filed mid-April 2013 State complainants recommended a base ROE of 8.9% Municipal utilities in MA requested a base ROE of 8.5% New England TO’s supported the continuation of a base ROE of 11.14% FERC trial staff submitted testimony in support of a base ROE of 8.93% Final FERC decision expected in 2014 Next steps* 5/6/13 – hearing 6/6/13 – initial briefs due 6/28/13 – reply briefs due 9/10/13 – initial decision Note: A 25 basis point change in the weighted average ROE for UI’s transmission business would impact net income by approximately $0.6M annually * Based on original time schedule

1Q ‘13 Financial Results by Business * Amounts may not add due to rounding

1Q ‘13 Financial Results - Details * Consolidated UIL earnings 1Q ‘13 consolidated earnings of $51.8M, or $1.01 per diluted share, an increase of $4.7M, or 10% compared to the same period in ‘12 Electric distribution, CTA, GenConn & Other 1Q ‘13 earnings of $14.4M, or $0.28 per diluted share, an increase of $0.2M, compared to the same period in ‘12 Small increase in net income primarily attributable to: Reduced rent expense and corporate allocations, partially offset by a lower contribution from GenConn and increases in various O&M expenses Average D & CTA ROE as of 3/31/13: 10.05% Electric transmission 1Q ‘13 earnings of $8.7M, or $0.17 per diluted share, an increase of $1.3M, or 18% compared to the same period in ‘12 Net income increase for the 1Q ‘13 attributable to: Increased transmission rate base and transmission investments, partially offset by a decrease in AFUDC Weighted average T ROE as of 3/31/13: 12.30%

1Q ‘13 Financial Results - Details * Gas distribution 1Q ‘13 earnings of $31.5M, or $0.62 per diluted share, an increase of $3.0M, or 11% compared to the same period in ‘12 Net income increase primarily attributable to: Increased sales volume due to colder weather, increased customer usage and customer growth, partially offset by: Increased pension and post-retirement benefits, corporate allocations, uncollectibles and the absence of $3.5M, pre-tax, of weather insurance proceeds that were recorded in 1Q ‘12 1Q ’13 weighted average heating degree days compared to 1Q ‘12 Amounts may not add due to rounding

1Q ’13 Financial Results – Details * Gas distribution (cont.) Gross margin impact of weather, normalized usage per customer and growth – 1Q ‘13 compared to 1Q ‘12 Preliminary average ROEs* as of 3/31/13: SCG 6.31 – 6.51%, CNG 5.91 – 6.11% Preliminary average weather normalized ROEs* as of 3/31/13: SCG 7.18 – 7.38%, CNG 6.85 – 7.05% Corporate 1Q ’13 incurred after-tax costs of $2.8M, or $0.06 per diluted share, compared to 1Q ‘12 after tax costs of $3.0M – a decrease of $0.2M, compared to the same period in ‘12 * Including impact of 338(H)(10) election

Debt Maturities & Liquidity * Evaluating the impact of CT’s Comprehensive Energy Strategy, regulatory outcomes, current business plans and market conditions to determine potential timing and need for external equity Available Liquidity Debt Maturities ($M) Amounts may not add due to rounding * Remarket $27.5 million of UI tax exempt bonds *

Affirming 2013 Earnings Guidance *

Q&A

Appendix

Electric Distribution Rate Case Electric Distribution Rate Case UI filed with PURA on 2/15/13 Need for Rate Relief To recover past and fund future capital investments necessary to meet the needs of our customers for safe and reliable service Need for a more competitive return on equity to be more in line with the industry average Highlights of Request Revenue request $69M in year 1 (7/1/13 - 6/30/14), 8.7% over total revenues that would be expected under current rate schedules $26M in year 2 (7/1/14 - 6/30/15), 3.0% increase over rate year 1 revenues 10.25% ROE, 50% equity, 50% debt capital structure Continuation of existing decoupling mechanism Recovery of $52M of storm-related costs Proposed recovery of $8.7M per year over 6 years Proposed earnings sharing mechanism to continue at 50/50 with the customers’ portion being used to accelerate the recovery of the $52M storm regulatory asset No change in distribution retail rates until 1/1/14 coincident with the expiration of the CTA rate, however, revenue requirements increase effective 7/1/13 *

‘13 Earnings Guidance Assumptions as of 2/22/13 Electric Distribution, CTA & Other The ability to earn on increasing rate base and increased capital expenditures for infrastructure replacement and system hardening Increased total pension and postretirement costs of approximately $4.2M, pre-tax, or $0.05 per diluted share – driven by lower discount rates as of December 31, 2012 Lower CTA earnings of approximately $0.03 per diluted share CTA rate base will be fully amortized by the end of 2013 Higher UIL Corporate charges for earned returns on shared capital assets of approximately $0.06 per diluted share, (while unfavorable for electric distribution, there is an earnings offset in UIL Corporate) Projections assume that UI would have the opportunity to earn its allowed ROE for the second half of ’13 after a rate case decision is issued Electric Transmission Assumes the transmission business will earn its allowed return Earnings are primarily driven by increased rate base and earnings from increased investments in NEEWS *

‘13 Earnings Guidance Assumptions - cont. as of 2/22/13 Gas Distribution ‘11 & ‘12 gas conversions are expected to add approximately $0.10 per diluted share Assumes normal weather in ’13 ‘12 was negatively impacted compared to normal weather, net of weather insurance, of approximately $0.14 per diluted share Increased pension and postretirement costs of approximately $6.0M, pre-tax, or $0.07 per diluted share – driven by lower discount rates as of December 31, 2012 Higher UIL Corporate charges for earned returns on shared capital assets of approximately $0.05 per diluted share, (while unfavorable for the gas companies, there is an earnings offset in UIL Corporate) Increased shared corporate costs of approximately $0.04 per diluted share, due to a revised allocation methodology Reflects further integration of the gas companies into UIL Assumes flat normalized usage per customer, although it has been trending downward in recent years Corporate Improvement is due to the returns on corporate capital assets, primarily software systems used by, and charged to, the operating companies *